Jody M. Walker
Attorney At Law
7841 South Garfield Way
Tel: 303-850-7637          Centennial, CO 80122     Fax:  303-482-2731


December 10, 2008

Kathyrn Ray
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-3561
202-504-2474

RE:   Excel Global, Inc.
      Post Effective Amendment 2 to Registration Statement on Form S-1 Originally Filed April 25, 2008
      File No. 333-150462

Dear Ms. Ray:

The filing of this post-effective amendment is made to accurately reflect the prior reduction in the price of the common shares disclosed in the prospectus filed on May 19, 2008 pursuant to Rule 424(b)(2) and to accurately reflect the total common shares registered for sale. The updated financials and management's discussion and analysis of financial condition have been included in the amendment.

The offering was closed on August 20, 2008. The registrant offered and sold a total of 1,031,000 common shares at $.25 per common share and received proceeds of $257,750. The registrant received an offer from Mr. Murray Friedman to purchase 200,000 common shares. The completion of this sale resulted in an oversale of 31,000 common shares. The registrant did not maintain an accurate running total. No one discovered the clerical error of the oversale of the 31,000 common shares ($7,750) until just prior to the filing of the post-effective amendment 1 to Form S-1. Immediate rescission was made to Mr. Friedman which he declined.

The registrant has implemented new accounting controls to prevent any similar error in the future. The registrant disclosed the unregistered sale and risk factor about the possible need for further rescission in its Form 10-Q for the quarter ended September 30, 2008.

Please do not hesitate to contact me if you require further information or documentation regarding the above.

Very truly yours,

/s/Jody M. Walker
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Jody M. Walker